UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2012

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2012, the Board of Directors of Swisher Hygiene Inc. (the “Company”) concluded that the Company’s previously issued interim financial statements for the quarterly periods ended June 30, 2011 and September 30, 2011, and the other financial information in the Company’s quarterly reports on Form 10-Q for the periods then ended should no longer be relied upon. The Board reached this conclusion following discussion of an ongoing internal review by the Company’s Audit Committee primarily relating to possible adjustments to (1) the accounting for business acquisitions and (2) the calculation of the allowance for doubtful accounts receivable. Subsequently, on March 27, 2012, the Audit Committee concluded that the Company’s previously issued interim financial statements for the quarterly period ended March 31, 2011 should no longer be relied upon. The Audit Committee made this determination in connection with its ongoing review. We refer to the interim financial statements and the other financial information described above as the “Prior Financial Information.”

As of the date of this filing, the Audit Committee’s review is not complete. Nevertheless, the Audit Committee believes that material adjustments to the Prior Financial Information may be required and that the Company may need to restate its first, second and third quarter financial results for 2011.

The Audit Committee believes that non-cash adjustments made as a result of a correction in the calculation in allowance for doubtful accounts combined with potential changes to the Company’s purchase accounting policies and interpretations of applicable accounting literature may materially increase reported net loss before income taxes for the first, second and third quarters of 2011. While the amount of any such adjustments cannot be estimated with reasonable certainty at this time, to date, the Audit Committee has preliminarily identified an aggregate of approximately $3.6 million in increases to net loss before income taxes for the affected periods. The Company is working with its Audit Committee, the Audit Committee’s outside experts, and the Company’s independent auditor to determine the full impact of these potential adjustments on the Prior Financial Information. However, until the review is complete and a final determination is made, the Company cannot provide you with further assurance regarding the complete impact of any adjustments on its results of operations for the affected periods, and the Company cannot assure you that the adjustments identified to date are representative of the adjustments that will be required when the review is complete. Furthermore, the Company cannot assure you that the review will not identify further adjustments that may be required.

The Audit Committee initiated its review after an informal inquiry by the Company regarding a former employee’s concerns with certain of the Company’s accounting policies. The Company first initiated the informal inquiry by requesting that both the Audit Committee and the Company’s independent auditor look into the matters raised by the former employee. Following this informal inquiry, the Company’s senior management and its independent auditor advised the Chairman of the Company’s Audit Committee regarding the matters. Subsequently, the Audit Committee determined that an independent review of the matters presented by the former employee should be conducted. During the course of its independent review, and due in part to the significant number of acquisitions made by the Company, the Audit Committee determined it would be in the best interest of the Company and its stockholders to review the accounting entries relating to each of the 63 acquisitions made by the Company during the year ended December 31, 2011.

In connection with the Audit Committee’s independent review, the Company is evaluating its internal control over financial reporting, and particularly controls relating to the estimated allowance for doubtful accounts calculation and controls relating to accounting for business acquisitions, to determine if any significant deficiencies or material weaknesses in such controls caused or contributed to any potential adjustments that may be required.

The Company’s Audit Committee and Board of Directors have discussed the matters disclosed in this filing with the Company’s independent auditors.

The Company plans to complete its internal review and file its Annual Report on Form 10-K for the year ended December 31, 2011 as promptly as possible. Although the Company will seek to extend the time required to file its Form 10-K in accordance with Rule 12b-25 under the Securities Exchange Act of 1934, as amended, there can be no assurance that the Company will be able to file its Form 10-K within the time period prescribed by Rule 12b-25.

On March 28, 2012, the Company issued a press release regarding the matters described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Company announced that it will host a conference call to discuss the matters described above. The conference call will be held on Wednesday, March 28, 2012, at 9:00 a.m. Eastern Time.

All statements, other than statements of historical fact, contained in this report, the press release, and the conference call, including any information as to the future financial or operating performance of the Company, constitute “forward-looking information” or “forward-looking statements” within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this report, the press release, and the conference call, unless otherwise stated. All statements other than historical facts are, or may be, deemed to be forward looking statements. The words “plans,” “expects,” “is expected,” “scheduled,” “estimates,” or “believes,” or similar words or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will be taken,” “occur,” and similar expressions identify forward-looking statements.

Forward-looking statements in this report, the press release, and the conference call include those regarding: (a) the timing and results of the Audit Committee review, (b) potential adjustments to the Company’s financial statements, (c) the potential impact on any such adjustments on the Company’s previously reported results of operations, including its previously reported net loss, and (d) the timing and results of the Company’s evaluation of its internal control over financial reporting relating to the potential adjustments. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. The estimates and assumptions of the Company contained in this report, the press release, and the conference call which may prove to be incorrect, include but are not limited to, the various assumptions set forth herein. All of these assumptions have been derived from information currently available to the Company including information obtained by the Company from third-party sources. These assumptions may prove to be incorrect in whole or in part. All of the forward-looking statements made in this report, the press release, and the conference call are qualified by the above cautionary statements and those made in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and the registration statement on Form S-3 each filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com, and the Company’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com. The forward-looking information set forth in this report, the press release, and the conference call is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2012	SWISHER HYGIENE INC.

	By:	/s/ STEVEN R. BERRARD
Steven R. Berrard
President and Chief Executive Officer (Principal Executive Officer)

5